Exhibit 99.1

TERADYNE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	October 2, 2005
	Company Historical (1)	Sale of Connection Systems (2)	Pro Forma Adjustments		Company Pro Forma Combined
	($ in thousands, except per share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$230,345	$—	$383,314	(a)	$613,659
Marketable securities	91,291	—	—		91,291
Accounts receivable, net	269,283	(64,311)	7,908	(b)	212,880
Inventories, net	222,190	(52,546)	—		169,644
Prepayments and other current assets	32,675	(7,030)	486	(b)	26,131

Total current assets	845,784	(123,887)	391,708		1,113,605

Property, plant and equipment	1,327,064	(274,606)	48,166		1,100,624
Less: Accumulated depreciation	(813,115)	174,202	(24,762)		(663,675)

Net property, plant and equipment	513,949	(100,404)	23,404	(b)	436,949
Marketable securities	244,196	—	—		244,196
Goodwill	116,176	(47,031)	—		69,145
Other assets	40,450	(2,618)	2,550	(b)	40,383

Total assets	$1,760,556	$(273,940)	$417,662		$1,904,278

LIABILITIES
Current liabilities:
Notes payable—banks	$2,657	$—	$—		$2,657
Current portion of long-term debt	294	—	—		294
Accounts payable	89,746	(21,323)	1,564	(c)	69,987
Accrued employees’ compensation and withholdings	78,416	(24,067)	13,186	(c)	67,535
Deferred revenue and customer advances	29,032	(1,044)	—		27,988
Other accrued liabilities	57,247	(419)	2,103	(c)	58,931
Income taxes payable	7,891	(656)	454	(c)	7,689

Total current liabilities	265,283	(47,509)	17,307		235,081

Pension liability	41,755	—	—		41,755
Long-term other accrued liabilities	45,527	—	—		45,527
Convertible senior notes	371,500	—	—		371,500
Other long-term debt	7,012	—	—		7,012

Total liabilities	731,077	(47,509)	17,307		700,875

Commitments and contingencies

SHAREHOLDERS’ EQUITY
Common stock, $0.125 par value, 1,000,000,000 shares authorized, 196,868,000 shares outstanding at October 2, 2005	24,608	—	—		24,608
Additional paid-in capital	801,574	—	—		801,574
Accumulated other comprehensive loss	(65,008)	—	—		(65,008)
Retained earnings	268,305	(226,431)	400,355	(d)	442,229

Total liabilities and shareholders’ equity	$1,760,556	$(273,940)	$417,662		$1,904,278

(1)	As reported in Teradyne’s unaudited Quarterly Report on Form 10-Q for the nine months ended October 2, 2005.
(2)	Derived from Teradyne’s unaudited financial information as of October 2, 2005.

TERADYNE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	For the Nine Months Ended October 2, 2005
	Company Historical (1)	Sale of Connection Systems (2)	Pro Forma Adjustments		Company Pro Forma Combined
	($ in thousands, except per share amounts)
Net revenues:
Products	$856,711	$(282,364)	$—		$574,347
Services	155,734	—	—		155,734

Total net revenues	1,012,445	(282,364)	—		730,081

Cost of revenues:
Cost of products	595,998	(229,104)	(444	)(e)	366,450
Cost of services	125,501	—	—		125,501

Gross profit	290,946	(53,260)	444		238,130

Operating expenses:
Engineering and development	181,414	(7,959)	(210	)(e)	173,245
Selling and administrative	198,166	(29,193)	9,395	(e), (f), (g)	178,368
Restructuring and other charges	35,772	(7,735)	—		28,037
Gain on sale of business	(612)	612	—		—

Total operating expenses	414,740	(44,275)	9,185		379,650

Loss from operations	(123,794)	(8,985)	(8,741)		(141,520)
Interest income	12,218	—	—		12,218
Interest expense	(12,646)	—	—		(12,646)
Other income and expense, net	—	—	—		—

Loss before income taxes	(124,222)	(8,985)	(8,741)		(141,948)
Provision for income taxes	9,192	(1,205)	(174	)(i)	7,813

Net loss	$(133,414)	$(7,780)	$(8,567)		$(149,761)

Net loss per common share—basic	$(0.68)				$(0.76)
Shares used in computing net loss per common share—basic	196,070				196,070

Net loss per common share—diluted	$(0.68)				$(0.76)
Shares used in computing net loss per common share—diluted	196,070				196,070

(1)	As reported in Teradyne’s unaudited quarterly report on Form 10-Q for the nine months ended October 2, 2005.
(2)	Derived from Teradyne’s unaudited financial information for the nine months ended October 2, 2005.

TERADYNE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	For the Nine Months Ended October 3, 2004
	Company Historical (1)	Sale of Connection Systems (2)	Pro Forma Adjustments		Company Pro Forma Combined
	($ in thousands, except per share amounts)
Net revenues:
Products	$1,238,207	$(288,637)	$—		$949,570
Services	176,659	—	—		176,659

Total net revenues	1,414,866	(288,637)	—		1,126,229

Cost of revenues:
Cost of products	702,515	(223,181)	(1,901	)(e), (h)	477,433
Cost of services	121,292	—	—		121,292

Gross profit	591,059	(65,456)	1,901		527,504

Operating Expenses:
Engineering and development	198,851	(8,222)	(901	)(e), (h)	189,728
Selling and administrative	206,503	(30,051)	8,119	(e), (f), (g), (h)	184,571
Restructuring and other charges	236	(616)	—		(380)
Gain on sale of business	(865)	865	—		—

Total operating expenses	404,725	(38,024)	7,218		373,919

Income from operations	186,334	(27,432)	(5,317)		153,585
Interest income	10,845	—	—		10,845
Interest expense	(14,223)	—	—		(14,223)
Other income and expense, net	1,277	—	—		1,277

Income before income taxes	184,233	(27,432)	(5,317)		151,484
Provision for income taxes	22,344	(786)	(106	)(i)	21,452

Net income	$161,889	$(26,646)	$(5,211)		$130,032

Net income per common share—basic	$0.83				$0.67
Shares used in computing net income per common share—basic	193,998				193,998

Net income per common share—diluted (3)	$0.81				$0.66
Shares used in computing net income per common share—diluted	213,137				197,915

(1)	As reported in Teradyne’s unaudited quarterly report on Form 10-Q for the nine months ended October 3, 2004.
(2)	Derived from Teradyne’s unaudited financial information for the nine months ended October 3, 2004.
(3)	For the Company Pro Forma, diluted shares do not assume the conversion of the convertible debentures as the effect on EPS would be anti-dilutive.

TERADYNE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2004
	Company Historical (1)	Sale of Connection Systems (2)	Pro Forma Adjustments		Company Pro Forma Combined
	($ in thousands, except per share amounts)
Net revenues:
Products	$1,554,847	$(381,658)	$—		$1,173,189
Services	237,033	—	—		237,033

Total net revenues	1,791,880	(381,658)	—		1,410,222

Cost of revenues:
Cost of products	903,496	(301,342)	(2,057	)(e), (h)	600,097
Cost of services	164,511	—	—		164,511

Gross profit	723,873	(80,316)	2,057		645,614

Operating Expenses:
Engineering and development	262,000	(11,060)	(974	)(e), (h)	249,966
Selling and administrative	268,576	(40,728)	11,292	(e), (f), (g), (h)	239,140
Restructuring and other charges	5,359	(4,148)	—		1,211
Gain on sale of business	(865)	865	—		—

Total operating expenses	535,070	(55,071)	10,318		490,317

Income from operations	188,803	(25,245)	(8,261)		155,297
Interest income	15,387	—	—		15,387
Interest expense	(18,752)	—	—		(18,752)
Other income and expenses, net	2,536	—	—		2,536

Income before income taxes	187,974	(25,245)	(8,261)		154,468
Provision for income taxes	22,737	(914)	(165	)(i)	21,658

Net income	$165,237	$(24,331)	$(8,096)		$132,810

Net income per common share—basic	$0.85				$0.68
Shares used in computing net income per common share—basic	194,048				194,048

Net income per common share—diluted	$0.84				$0.67
Shares used in computing net income per common share—diluted	197,432				197,432

(1)	As reported in Teradyne’s audited annual report on Form 10-K for the year ended December 31, 2004.
(2)	Derived from Teradyne’s audited financial information for the year ended December 31, 2004.

TERADYNE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2003
	Company Historical (1)	Sale of Connection Systems (2)	Pro Forma Adjustments		Company Pro Forma Combined
	($ in thousands, except per share amounts)
Net revenues:
Products	$1,115,888	$(357,175)	$—		$758,713
Services	236,979	—	—		236,979

Total net revenues	1,352,867	(357,175)	—		995,692
Cost of revenues:
Cost of products	798,748	(316,848)	(274	)(e)	481,626
Cost of services	155,220	—	—		155,220

Gross profit	398,899	(40,327)	274		358,846

Operating Expenses:
Engineering and development	254,600	(10,235)	(130	)(e)	244,235
Selling and administrative	249,464	(38,484)	13,310	(e), (f), (g)	224,290
Restructuring and other charges	71,284	(27,581)	—		43,703

Total operating expenses	575,348	(76,300)	13,180		512,228

Loss from operations	(176,449)	35,973	(12,906)		(153,382)
Interest income	14,013	—	—		14,013
Interest expense	(20,883)	—	—		(20,883)
Other income and expense, net	(2,874)	—	—		(2,874)

Loss before income taxes	(186,193)	35,973	(12,906)		(163,126)
Provision for income taxes	7,800	(919)	—		6,881

Net Loss	$(193,993)	$36,892	$(12,906)		$(170,007)

Net loss per common share—basic	$(1.03)				$(0.91)
Shares used in computing net loss per common share—basic	187,845				187,845

Net loss per common share—diluted	$(1.03)				$(0.91)
Shares used in computing net loss per common share—diluted	187,845				187,845

(1)	As reported in Teradyne’s audited annual report on Form 10-K for the year ended December 31, 2004.
(2)	Derived from Teradyne’s audited financial information for the year ended December 31, 2003.

TERADYNE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2002
	Company Historical (1)	Sale of Connection Systems (2)	Pro Forma Adjustments		Company Pro Forma Combined
	($ in thousands, except per share amounts)
Net revenues:
Products	$992,127	$(396,994)	$—		$595,133
Services	230,109	—	—		230,109

Total net revenues	1,222,236	(396,994)	—		825,242

Cost of revenues:
Cost of products	829,172	(372,356)	(235	)(e)	456,581
Cost of services	160,395	—	—		160,395

Gross profit	232,669	(24,638)	235		208,266

Operating Expenses:
Engineering and development	293,922	(13,137)	(111	)(e)	280,674
Selling and administrative	290,376	(40,385)	10,256	(e), (f), (g)	260,247
Restructuring and other charges	125,240	(54,511)	—		70,729
Goodwill Impairment	78,936	—	—		78,936

Total operating expenses	788,474	(108,033)	10,145		690,586

Loss from operations	(555,805)	83,395	(9,910)		(482,320)
Interest income	16,953	—	—		16,953
Interest expense	(21,783)	—	—		(21,783)
Other income and expense, net	(310)	—	—		(310)

Loss before income taxes	(560,945)	83,395	(9,910)		(487,460)
Provision for income taxes	157,524	(17,769)	—		139,755

Net Loss	$(718,469)	$101,164	$(9,910)		$(627,215)

Net loss per common share—basic	$(3.93)				$(3.43)
Shares used in computing net loss per common share—basic	182,861				182,861
Net loss per common share—diluted	$(3.93)				$(3.43)
Shares used in computing net loss per common share—diluted	182,861				182,861

(1)	As reported in Teradyne’s audited annual report on Form 10-K for the year ended December 31, 2004.
(2)	Derived from Teradyne’s audited financial information for the year ended December 31, 2002.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Pro forma adjustments reflect only those adjustments which are supportable and directly attributable to the transaction and do not include the impact of contingencies. Pro forma adjustments include the following ($ in thousands):

(a)	To record cash proceeds net of transaction costs of $383,314 for the sale of TCS.

(b)	To add back certain assets of TCS which will be retained by Teradyne.

(c)	To add back certain liabilities of TCS which will be retained by Teradyne, primarily employee compensation and benefit accruals.

(d)	Adjustment to Equity of $400,355, consists of net assets of TCS sold to Amphenol of $209,390, net assets remaining with Teradyne of $17,041, and the estimated gain on sale of net assets of $173,924.

(e)	To remove TCS’ variable compensation expense that is included in Corporate:

	Cost of Goods Sold	Selling & Administrative	Engineering & Development	Total
Twelve Months Ended:
December 31, 2004	$484	$560	$229	$1,273
December 31, 2003	274	318	130	722
December 31, 2002	235	272	111	618
Nine Months Ended:
October 2, 2005	$444	$514	$210	$1,168
October 3, 2004	363	420	172	955

(f)	To add back G&A expenses that will remain with Teradyne of $9,232 and $9,578 for the nine months ended October 2, 2005 and October 3, 2004, respectively, and $12,685, $12,673 and $9,637 for the years ended December 31, 2004, 2003 and 2002, respectively.

(g)	To add back depreciation for assets that will remain with Teradyne of $677 and $742 for the nine months ended October 2, 2005 and October 3, 2004, respectively, and $989 and $955 and $891 for the years ended December 31, 2004, 2003 and 2002, respectively.

(h)	To remove TCS’ profit sharing expense that is included in Corporate:

	Cost of Goods Sold	Selling & Administrative	Engineering & Development	Total
Twelve Months Ended:
December 31, 2004	$1,573	$1,822	$745	$4,140
Nine Months Ended:
October 3, 2004	$1,538	$1,781	$729	$4,048

(i)	Expenses incurred in the United States subject to Alternative Minimum Tax.

(j)	The pro forma financial statements do not include interest income on the estimated net proceeds. Assuming a 4.25% annual rate of return on the estimated net proceeds from the transaction of $383,314, the following is the estimated interest income:

Twelve Months Ended:
12/31/2004	$17,705
12/31/2003	16,983
12/31/2002	16,291

Nine Months Ended
10/2/2005	$13,843
10/3/2004	13,279